EXHIBIT 10.16

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD ASSIGNED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW HAS BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE MAKER OF AN OPINION OF COUNSEL TO THE MAKER TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

$537,500.00                                                       JULY 23, 1996.

                     PROMISSORY NOTE AND SECURITY AGREEMENT

      FOR VALUE RECEIVED, the undersigned PHARMASYSTEMS COST CONTAINMENT CORP., a Florida corporation (the "Maker") promises to pay to the order of CARLOS M. MARIN, JR., an Individual, as Successor in Interest to Expired, S.A. de C.V., a Mexican corporation (collectively, the "Payee"), the principal sum of Five Hundred Thirty Seven Thousand Five Hundred Dollars ($537,500.00) in lawful money of the United States, together with interest in like lawful money at the rate of ten percent (10%) per annum.

       1. PAYMENT OF PRINCIPAL AND INTEREST. This Note shall be payable in monthly payments of Ten Thousand Dollars ($10,000.00), representing principal and interest, commencing with the execution of this Note and subsequently, on the 15th day of each month thereafter until fully discharged. Ninety days following the successful completion and funding of an initial public offering of Maker's securities under the Securities Act of 1933, as amended, or the merger and or other consolidation of the Maker into a publicly registered trading company, Maker shall pay the outstanding principal balance on the Note together with accrued interest thereon. If Maker does not successfully complete and fund an initial public offering of its' Securities under the Securities Act of 1933, as amended, within ninety (90) days of the date hereof, then the monthly payments of principal and interest on the Note shall be increased to Twenty Thousand Dollars ($20,000.00) until such time as the Note is paid in full.

       2. INTEREST RATE. The unpaid principal balance of this Note shall bear interest at the rate of ten percent (10%) per annum. Interest shall be calculated on the basis of a calendar year and the actual days elapsed and shall be paid as set forth in Section 1 above.

       3. SECURITY. To secure its obligations hereunder, and the obligations of Healthcare Workshop, Ltd., a British Virgin Island corporation ("HWL") under that certain promissory Note and Security Agreement in the amount of $1,000,000 from Healthcare Workshop, Ltd. to Carlos Marin (the "HWL Note") the Maker hereby pledges, assigns and grants to the Payee, with full recourse therein to the


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Maker and subject to the provisions of this Note, a continuing security interest in the following property (the "Collateral"): 100% of the Maker's ownership interest in Lee's Acquisition Corporation, a Florida corporation ("LAC"), such stock being more fully described in Schedule "1" attached hereto which is incorporated herein and made a part hereof by this reference. The Collateral also includes all proceeds, products and profits of any Collateral, all increases and additions and accessions to any Collateral and all replacements and substitutions for any Collateral, including without limitation, any proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of any Collateral by any person acting under governmental authority or color thereof, and any damages or other amounts payable to the Maker in connection with any lawsuit regarding any of the Collateral. The Collateral secures and will secure the
prompt  and  unconditional   payment  of  the   indebtedness,   obligations  and
liabilities of the Maker evidence by or arising under this Note and the obligations of HWL under the HWL Note. Unless an Event of Default (as defined below) is then continuing, the Maker shall retain any and all rights relating to the Stock constituting the Collateral, including without limitation, the voting rights relating thereto PROVIDED, HOWEVER that the voting rights will not be exercised in a manner that violates the covenants set forth in the Agreement, of even date herewith, between PharmaSystems Cost Containment Corp., LAC and Carlos Marin (the "Covenant Agreement").

             3.1.    In order to  facilitate  Payee's  rights with  respect to
                    the Collateral, Maker shall execute Stock Powers granting upon Haley, Sinagra & Perez, P.A. the power to transfer the Collateral in the Event of Default hereunder. Said Stock Powers and the Share Certificates representing the Collateral shall be held in escrow by Haley, Sinagra & Perez, P.A. and will be released to Payee upon the occurrence of an Event of Default hereunder.

             3.2. Upon the occurrence of an Event of Default as defined hereunder, Payee shall have the right to take ownership, possession and control of the Collateral. Payee shall, within a reasonable time period, attempt to sell and/or otherwise dispose of the Collateral upon terms deemed reasonable by Payee in its sole and unfettered discretion.

             3.3.    Upon  a  sale  or  disposition  of  the  Collateral,  the
                    proceeds from such sale or disposition shall be applied to the repayment of the full principal balance and interest outstanding under this Note and the HWL Note, as of the date of such disposition (collectively the "Outstanding Balance"). The express proceeds, if any,
                    received  by  Payee  upon  sale  or   disposition  of  the
                    Collateral, after full payment of the Outstanding Balance, shall be paid to Maker of its designee.

             3.4.    Between  the date  hereof and the time when the Notes are
                    fully discharged, the Maker shall have the absolute right, without the consent of Payee, to pledge and encumber the Six Hundred (600) shares of Lee's Acquisition Corporation issued to PharmaSystems Cost Containment Corp., represented by Certificate No. 1, for the specific purpose of paying Payee the outstanding balance on this Note and/or the outstanding balance on


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                    the  Promissory  Note  and  Security   Agreement  executed
                    between Payee and Healthcare Workshop, Ltd., a British Virgin Islands corporation.

       4. EVENTS OF DEFAULT. The entire unpaid principal balance of this Note, together with all unpaid interest accrued thereon and all other sums owing under this Note, shall at the option of the Payee become immediately due and payable without notice or demand upon the occurrence of any one or more of the following events ("Events of Default"), regardless of the cause thereof and whether within or beyond the control of the Maker:

             (a) The failure of the Maker to pay any sum when due under this Note;

             (b) The failure of the Maker to observe or perform any covenant or agreement by Maker in this Note after the Payee's written notice to Maker of such failure and the Maker's further failure to cure such breach within five days of such notice; or

             (c)   The occurrence of an Event of Default under the HWL Note;

             (d) The occurrence of an Event of Default under the Covenant Agreement; or

             (e) If the Maker shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver, intervenor or trustee for the Maker or a substantial part of the Maker's assets; or if the Maker shall commence any proceeding under any bankruptcy, arrangement, readjustment of debts owed, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if any such petition or application shall have been filed or proceeding commenced against the Maker or if any such custodian, receiver, intervenor or trustee shall have been appointed.

       5. RIGHTS AND REMEDIES OF THE PAYEE. The Payee's delays in exercising or failure to exercise any rights or remedies to which the Payee may be entitled if any Event of Default occurs shall not constitute a waiver of any of the Payee's rights or remedies with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by the Payee preclude any other or further exercise of that or any other right or remedy.

       6. WAIVER AND CONSENT. To the fullest permitted extent by law, the Maker waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Maker liable with respect to this Note.

       7. COSTS, INDEMNITIES AND EXPENSES. All filing fees and similar charges and all costs incurred by the Payee in collecting or securing or attempting to collect or secure this Note, including attorney's fees, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings shall be paid by Maker and are deemed included in the liquidated damages described in
Section  3  hereof.  The  Maker  agrees  to pay  any  documentary  stamp  taxes,


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intangible taxes or other taxes (except for federal or state income or franchise taxes based on the Payee's income) which may now or hereafter apply to this Note or any payment made in respect of this Note or any security for this Note.

       8. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by the Payee as consideration for this Note exceed the limits (if any) imposed or provided by the law applicable from time to time to this Note for the use or detention of money or for forbearance in seeking its collection, the Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall automatically reduced to such limit and all sums received by the Payee in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Payee's receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be so applied to principal and the Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

       9. CORPORATE OBLIGATION OF MAKER. It is expressly understood that this Note is solely a corporate obligation of the Maker.

       10. ASSIGNABILITY BY PAYEE. This Note shall be assignable by Payee, with the prior written consent of Maker, which consent shall not be unreasonably withheld.

       11. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

       12. SEVERABILITY. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       13. INTERPRETATION. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience of reference only and shall not affect its interpretation. As used in this Note, the term "the Payee" shall be deemed to include any subsequent holder(s) of this Note.

       14. SURRENDER OF NOTE TO BE PAID IN FULL. At such time as the Note is paid by the Maker in full as to principal, and accrued interest, the holder thereof shall surrender the original Note to the Maker for cancellation after payment.

       15. MISCELLANEOUS. Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. Except as otherwise required by the provisions of this Note, any notice required to be given to other Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to the Maker's address as it appears on the signature page of this Note.





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                                MAKER:
                                PHARMASYSTEMS   COST   CONTAINMENT   CORP.,   a
                                Florida corporation
                                7350 N.W. 7th Street, Suite 104
                                Miami, Florida 33126


                                By:  /s/ Jose L. Rodriguez
                                     -------------------------------------------
                                     Jose L. Rodriguez, solely in his
                                     capacity as President, and not
                                     individually





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                                   SCHEDULE 1


COLLATERAL:

      Stock Certificate No. 1 issued to PharmaSystems Cost Containment Corp. for six hundred (600) shares of Lee's Acquisition Corporation, a Florida corporation.